                                   [GRAPHIC]

                       ANNUAL REPORT -- DECEMBER 31, 1999

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                       -
                                   FUND INC.

                                 GOVERNMENT SECURITIES fund
                                 INCOME AND EQUITY fund
                                 BALANCED fund
                                 GROWTH fund
                                 SMALL CAP fund

PACIFIC ADVISORS
          table of contents

MESSAGE FROM THE CHAIRMAN......................................................1

GOVERNMENT SECURITIES FUND.....................................................2

INCOME AND EQUITY FUND.........................................................5

BALANCED FUND..................................................................8

GROWTH FUND...................................................................11

SMALL CAP FUND................................................................14

SCHEDULE OF INVESTMENTS.......................................................18

STATEMENT OF ASSETS AND LIABILITIES...........................................30

STATEMENT OF OPERATIONS.......................................................32

STATEMENT OF CHANGES IN NET ASSETS............................................34

NOTES TO FINANCIAL STATEMENTS.................................................36

FINANCIAL HIGHLIGHTS..........................................................41

                                      MESSAGE
                                            from the chairman

                                   [GRAPHIC]

Fellow Shareholders,

    The U.S. equity market continued its bull market run in 1999, with investors stampeding into technology and Internet stocks. Investors moved with great speed from one Internet stock to another, holding a stock for about 20 days compared to an average holding period 10 years ago of 730 days. For 1999, The Nasdaq Composite Index rose 85.5%, with the Nasdaq 100 up an astonishing 101%. While the S&P 500 suffered from including fewer technology and Internet stocks in its index, it still achieved an impressive return of 19.5% for the year.
    Appearances can be deceiving, as proven by the equity and bond markets in 1999. Most stocks declined in value over the course of the year, while the bond market suffered its second worst year since 1973. During 1999, one half of all public companies reported losses. Despite this lack of earnings performance, the stock prices of these companies rose an average of 52%. In contrast, companies with earnings actually saw their stock prices decline by 2%. At year-end, the Nasdaq market had an average Price to Earnings ratio of 200 compared to a historical average in the low to mid 20s. In summary, 1999 was clearly a year of the haves and have-nots.
    Unfortunately, many investors believe that the investment gains realized over the past two years can be sustained indefinitely, an assumption often made near the peak of a bull market. The high price valuations of Internet stocks have created a bubble ready to burst. As investors realize that many Internet companies may ultimately go out of business or be acquired by a "bricks and mortar" company, they will sell these stocks in search of lower valued ones.
    While we believe the technology and Internet sectors may retreat from their lofty heights, we see a number of attractive investments in other areas of the equity and bond markets. Many stocks with good earnings and revenue growth have been in a bear market and remain undervalued by almost any historical measure. Inflation remains low, but the Federal Reserve continues to raise interest rates to slow down the economy. This should enable the U.S. to continue its economic growth at a slower rate, without the immediate threat of a recession. While short-term interest rates may move higher, we expect interest rates to decline later in 2000, which would be good news for bond and stock investors.
    Investors maintaining a diversified portfolio may see a shift in performance as the equity and bond markets respond to the dynamics of a slower growth economy. Investments which may have lagged in the market, particularly bonds, mid and smaller capitalization stocks, may see improved performance. Investors with investments concentrated in certain sectors of the market may need to adjust their portfolio to take advantage of changes in market leadership.
    In May, Pacific Advisors Fund Inc. introduced a Growth Fund, providing investors with the opportunity to invest primarily in S&P 500 and Nasdaq 100 stocks. The Fund began investing in the third quarter and benefited from strong performances by Nasdaq 100 and S&P 500 stocks in the fourth quarter. This report includes information on the Growth Fund's performance during the year.
    We are pleased to report that Y2K preparations made by the Funds and the securities industry proved successful, as none of the Funds experienced disruptions due to Y2K.
    We want to thank you for the opportunity to work with you in your investment program. We remain committed to providing you with high quality investment portfolios and services to meet your financial goals.
    Sincerely,

[SIGNATURE]
    George A. Henning
    Chairman of the Board and President

PACIFIC ADVISORS
          Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN DIVIDEND-PAYING COMMON STOCKS FOR GROWTH IN INCOME.

INTERVIEW WITH PORTFOLIO MANAGER
R. "KELLY" KELLY

DURING 1999, INFLATION FEARS AND Y2K CONCERNS KEPT BOND INVESTORS SKITTISH. IN ADDITION, ECONOMIC RECOVERY THROUGHOUT EUROPE AND ASIA, COUPLED WITH A STRONG STOCK MARKET, INCREASED COMPETITION AND MADE U.S. BONDS LESS ATTRACTIVE. AS A RESULT, LONG-TERM INTEREST RATES ROSE NEARLY 1 1/2% AND BONDS SUFFERED THEIR WORST YEAR SINCE 1994, AND THEIR SECOND WORST YEAR SINCE 1973.
AS A RESULT OF THIS UNCERTAINTY AND VOLATILITY, FOR THE YEAR ENDED DECEMBER 31, 1999, THE FUND HAD A LOSS OF -5.04% FOR CLASS A SHARES, AND -5.77% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE BOND INDEX(1), RETURNED 0.44% FOR THE SAME PERIOD.

Q      AS INTEREST RATES ROSE DURING THE COURSE OF 1999, HOW DID YOUR INVESTMENT
STRATEGY CHANGE?
A      The Government Securities Fund takes a unique approach to managing its bond investments. Instead of laddering the portfolio across the yield curve, we fluctuate between long and short-term bonds according to the movement of interest rates. When interest rates began to rise earlier in the year, we sold most of the Fund's long-term bond positions and invested in short-term Treasuries, decreasing the Fund's average maturity to 1.4 years as of June 30th.
       We maintained this defensive position for the Fund until later in the year when interest rates seemed to be nearing their peak. At this point, we slowly began to purchase long-term bonds, extending the portfolio's average maturity to 10.4 years by year-end. We will continue to incrementally increase the Fund's long-term bond position, making a full commitment to long-term Treasuries when we believe long-term interest rates are near their peak.

Q      ROBUST ECONOMIC GROWTH HAS CONTINUED DESPITE RISING INTEREST RATES. AT
WHAT POINT DO YOU EXPECT THE ECONOMY TO SHOW SIGNS OF SLOWING?
A      The Federal Reserve made three interest rate increases in the last half of 1999 in an effort to slow economic growth in the U.S. At the same time it acted to contract the money supply, the Federal Reserve also pumped a substantial amount of liquidity into the economy as protection against potential Y2K problems. In addition, a strong stock market, coupled with the lowest unemployment rate in 30 years, boosted consumer confidence to an all time high. Increased confidence and an ample credit supply fueled consumer spending and economic growth despite rising interest rates.
       With no significant Y2K problems unfolding, the Federal Reserve began repurchasing the excess liquidity in early 2000. Once this excess credit has been removed, last year's interest rate increases should begin to make a greater impact on the economy. In order to reduce the threat of inflation, the Federal Reserve has promised to continue raising interest rates until the economy shows signs of a meaningful slowdown.
       We would anticipate seeing a slowing in the economy later in the year, once the Federal Reserve's interest rate increases have had a chance to filter through the economy. When this happens, inflation fears should dissipate, creating a downward trend for long-term interest rates.

Q      HOW WILL THE BOND MARKET RESPOND TO THE GOVERNMENT'S PLAN TO BUY BACK
SOME OF ITS TREASURIES?
A      As part of a strategy to reduce the nation's debt, the U.S. Government announced plans to buy back a substantial portion of its Treasuries during the first half of 2000. The effects of the plan will depend on whether they intend to buy back Treasuries along the entire yield curve, or whether they intend to focus their buying on one section of the yield curve.
       Regardless of which method they choose, we would expect a decrease in the supply of treasuries to increase the demand for government agency and high-grade corporate bonds. In addition, with less money tied up in debt, the government will have more money to put back into the economy. In the long run, this should result in lower interest rates.

Q      WHAT HAVE BEEN SOME OF THE MORE SIGNIFICANT EVENTS IN GLOBAL RECOVERY
DURING 1999?
A      During the last few years, Europe and Asia have made significant strides toward rebuilding their economies. As a result, investors have renewed their interest in the European and Japanese markets. In the long run, strengthening economies in Europe and Asia will increase competition for U.S. markets. As with any recovery, both areas are likely to suffer setbacks along the way. When those difficulties occur, we would expect to see money coming back into the U.S. bond market.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/99

 1.    U.S. TREASURY BILLS               35.53%
 2.    U.S. TREASURY BONDS               35.35%
 3.    EQUITIES                          18.18%
 4.    CASH                               6.30%
 5.    U.S. TREASURY NOTES                4.64%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Government Securities Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Government Securities Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

                  GOVERNMENT SECURITIES FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GOVERNMENT SECURITIES FUND  LEHMAN T-BOND INDEX
2/8/93                        $9,525              $10,000
12/93                         $9,557              $10,826
12/94                         $9,543              $10,604
12/95                        $11,600              $12,140
12/96                        $11,235              $12,622
12/97                        $12,552              $13,590
12/98                        $14,789              $14,764
12/31/99                     $14,065              $14,829

Average Annual Compounded Return for period ending December 31, 1999 (Class A shares)

One Year           -9.56%
Five Year           7.45%
Inception           5.05%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Lehman Treasury Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 1999, THE FUND RETURNED 0.19% FOR CLASS A SHARES, AND HAD A LOSS OF -0.02% FOR CLASS C SHARES. FOR THE SAME PERIOD, THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), RETURNED 0.44%.

Q      WHAT INVESTMENT STRATEGIES DID YOU EMPLOY IN LIGHT OF RISING INTEREST
RATES?
A      In response to strong growth in the U.S. economy, interest rates began to rise in the first quarter of 1999. In late 1999, the bond market entered a rare phase when short-term interest rates rose to a level higher than long-term interest rates. In response to this rise in short-term interest rates, the Fund sold a portion of its longer-term bonds and rotated into bonds with shorter maturities. We implemented this defensive investment strategy to protect capital in a rising interest rate market. In 1999, the total return of the Fund was approximately the same as its benchmark, the Lehman Intermediate Treasury Bond Index. 1999 turned out to be the second poorest year in performance for bonds since the 1970's.
       The Income & Equity Fund continues to maintain a bond strategy of optimizing the yield curve, whereby we buy investment grade bonds to generate the maximum yield at the shortest possible maturity. Since we manage the Fund for total return, we seek to optimize the Fund's yield while protecting capital. When the yield curve returns to a more traditional format, with long-term interest rates higher than short-term interest rates, we will extend the average maturity of the portfolio by buying longer-term bonds.

Q      WHY DID YOU CONTINUE TO INCREASE THE FUND'S CORPORATE BOND POSITION?
A      In a rising interest rate market, equities tend to decline in value, since higher rates dampen consumer spending and cut into corporate profits. The Federal Reserve raised interest rates three times in the second half of 1999 to ease inflation concerns created by strong growth in the U.S. economy. The Federal Reserve also indicated that it would continue raising interest rates in 2000 if U.S. economic growth did not slow toward 2%-3%. While it takes months for the U.S. economy to feel the full impact of these rate increases, by late fall, stock prices of companies in certain sectors were already on the decline in anticipation of the impact of higher interest rates on corporate profits.
       As a result of these developments, in the last quarter of 1999, we modestly reduced our equity exposure to help minimize the effect of declining stock prices on the portfolio. Once the economy begins to slow, and the equity market returns to an upward trending phase, we would anticipate increasing our equity position.

Q      WHAT TYPES OF NEW INVESTMENTS DID YOU ADD TO THE PORTFOLIO?
A      As mentioned earlier, in the latter half of 1999, we focused on shortening the average maturity of the portfolio in response to a rise in short-term interest rates. We implemented this strategy by rotating out of longer-term bonds and into shorter-term bonds issued by the same company. For example, we sold one of our Safeway bonds with a maturity of 7 years, and bought another Safeway bond with a maturity of just 4 years.
       In addition to purchasing shorter-term bonds, we also began to rotate out of the utility sector and increased several of the Fund's existing positions in the industrial and financial sectors, sectors expected to lead in the market in the coming year.

PACIFIC ADVISORS
          Income and Equity Fund continued

Q      WHAT IS YOUR OUTLOOK FOR INTEREST RATES AND ECONOMIC GROWTH IN 2000?
A      In the last two quarters of 1999, the economy grew at an annual rate of
5.8%. In order to prevent inflation, the Federal Reserve believes economic growth should be between 2%-3%. As a result of this disparity, the Fed may make additional interest rate increases in 2000, to help slow the economy and curtail the threat of inflation.
       It may, however, take two or three quarters for economic growth to slow in response to the Fed's interest rate increases. Until that time, we expect long-term interest rates to continue rising, reaching 6 1/2%, possibly 6 3/4%. Once growth begins to slow, easing inflation fears, we expect long-term interest rates to peak, and then fall back to a level between 5%-6%.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/99

 1.    CORPORATE BONDS                    83.51%
 2.    EQUITIES                            9.73%
 3.    PREFERRED STOCK                     4.54%
 4.    U.S. TREASURY NOTES                 2.00%
 5.    FOREIGN GOVERNMENT BONDS            0.22%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisers Income & Equity Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

                    INCOME AND EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          INCOME AND EQUITY FUND  LEHMAN T-BOND INDEX
2/8/93                    $9,525              $10,000
12/93                     $9,630              $10,826
12/94                     $9,725              $10,604
12/95                    $10,905              $12,140
12/96                    $11,100              $12,622
12/97                    $12,166              $13,590
12/98                    $13,643              $14,764
12/31/99                 $13,685              $14,829

Average Annual Compounded Return for period ending December 31, 1999 (Class A shares)

One Year           -4.61%
Five Year           6.48%
Inception           4.63%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

PACIFIC ADVISORS
          Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 1999, THE FUND RETURNED 12.61% FOR CLASS A SHARES, AND 11.57% FOR CLASS C SHARES. FOR THE SAME PERIOD, THE FUND'S BENCHMARKS, THE S&P 500 INDEX(1) AND THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED 19.53% AND 0.44%, RESPECTIVELY.
       WITH AN ANNUAL RETURN OF 12.6% FOR CLASS A SHARES, THE BALANCED FUND OUTPERFORMED THE 10 LARGEST FUNDS IN ITS CATEGORY. DESPITE THE HIGH DEGREE OF MARKET VOLATILITY IN 1999, THE FUND ACHIEVED THESE IMPRESSIVE RESULTS WHILE ASSUMING SIGNIFICANTLY LESS RISK THAN THE EQUITY MARKET.

Q      HOW DID THE FUND'S PERFORMANCE COMPARE WITH THAT OF ITS BENCHMARKS?
A      The Fund performed well in 1999, with a total investment return of
12.61%. The Fund achieved this investment return with approximately half the volatility experienced by the S&P 500. This is significant since the 19.5% gain in the S&P 500 Index resulted from the strong performances of a narrow group of tech stocks. Eight technology stocks accounted for 50% of the Index's increase. In contrast, the Lehman Intermediate Treasury Bond Index rose only 0.44%.
       In accordance with its investment strategy, the Fund maintains a diversified portfolio with at least 25% of its assets invested in fixed-income securities. With such a significant portion of its portfolio invested in bonds, the Fund's investment return would be more accurately compared to a blend of its two benchmarks, the S&P 500 and Lehman Intermediate Treasury Bond Indices. The S&P 500's reliance on a small number of stocks for its performance in 1999 runs contrary to the more conservative investment objective of a balanced fund, which aims to be more diverse and less volatile.

Q      WHAT TYPE OF INVESTMENT STRATEGY DID YOU EMPLOY GIVEN THE RISING INTEREST
RATE MARKET?
A      Given the rising interest rate market of 1999, the Balanced Fund remained defensive rather than being overly aggressive. The Fund did participate in the growth of the equity market through stocks like Nokia and Time Warner, but resisted becoming overexposed in the volatile technology sector.
       The Fund's flexible investment strategy allows us to adapt to changing market conditions, while emphasizing low volatility to provide more consistent returns. As short-term interest rates rose in last half of 1999, we sold a portion of the Fund's long-term bonds to take advantage of the higher yields on short-term bonds. The bonds acquired by the Fund included companies in the process of restructuring, like Public Service Electric & Gas. We expect these bonds to be called sometime next year, before their scheduled maturity.
       In addition, the Fund also rotated money out of the real estate industry, one of the industries most sensitive to rising interest rates. We invested most of these assets in the financial sector, which is expected to be a market leader in 2000.

Q      IF INTEREST RATES CONTINUE TO RISE, HOW LONG CAN ECONOMIC GROWTH CONTINUE
AT ITS CURRENT RATE?
A      In general, the U.S. Federal Reserve believes the economy should grow at a rate of 2%-3% per year to keep inflation under control. In the last half of 1999, economic growth topped 5%, increasing the Federal Reserve's inflation concerns. For these reasons, we expect several more interest rate increases by the Federal Reserve in 2000 as they try to slow the economy and stave off inflation.
       It will take several quarters for these increases to work through the economy, but eventually higher rates will dampen consumer spending, slowing down the economy. Until that time, inflation fears will persist, keeping long term rates on the rise.

Q      WHICH EQUITY POSITIONS CONTRIBUTED TO THE FUND'S GROWTH?
A      Nokia further consolidated its position as the number one provider of cellular phones and remained one of the Fund's top performers. Other top performers included AT&T Liberty Media and Timer Warner, both of which profited from increased demand for cable television and programming. Viacom, boosted by rising profits in its entertainment businesses, also added significantly to the Fund's return. Outside the entertainment industry, MMI Companies, a medical malpractice insurance company, performed well after being acquired by a larger insurance company.

Q      WHAT IS YOUR ECONOMIC OUTLOOK FOR 2000?
A      The Federal Reserve made three interest rate increases in 1999, promising to make more if economic growth continues at its rapid pace. Eventually, higher interest rates will work to slow the economy, although we may not see this kind of slowing until later in the year. Once we begin to see a significantly slower economy, we will take a less defensive position with the Fund's assets and begin increasing our equity exposure.
       Along with lower interest rates, strengthening economies in Europe and Asia also helped fuel economic growth in the U.S. As Europe and Asia continue to make strides toward a full economic recovery, investors may increasingly look to these economies as better opportunities for growth and return. Despite an increase in competition for investors' money, multi-national companies in the Fund's portfolio would benefit from a growing global economy.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/99

 1.    EQUITIES                          55.56%
 2.    CORPORATE BONDS                   40.72%
 3.    EQUITIES                           3.72%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Balanced Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Balanced Fund, Class A shares, on February 8, 1993 compared to the growth of the S&P 500(2) and Lehman Intermediate T-Bond(3) Indices.

                        BALANCED FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BALANCED FUND  S&P 500 INDEX  LEHMAN T-BOND INDEX
2/8/93           $9,425        $10,000              $10,000
12/93            $9,423        $10,706              $10,826
12/94            $9,195        $10,541              $10,604
12/95            $9,996        $14,137              $12,140
12/96           $11,587        $17,348              $12,622
12/97           $13,353        $22,728              $13,590
12/98           $14,379        $28,789              $14,764
12/31/99        $16,206        $34,412              $14,829

Average Annual Compounded Return for period ending December 31, 1999 (Class A shares)

One Year     6.17%
Five Year   10.76%
Inception    7.25%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
3    The Lehman Treasury Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Growth Fund

INVESTS PRIMARILY IN COMPANIES WHICH ARE A PART OF EITHER THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

Q      HOW DID THE FUND PERFORM IN 1999?
A      The Growth Fund commenced operations on May  1, 1999 and we began purchasing stocks for the Fund in the 3rd quarter of 1999. For the year ended December 31, 1999, Class A shares returned 16.70% with an annualized return of 25.99%, and Class C shares returned 16.10% with an annualized return of 25.02%. For the same period the Fund's benchmarks, the S&P 500 and Nasdaq 100, returned 19.53% and 101.90%, respectively.

Q      WHY DID THE FUND PERFORM DIFFERENTLY THAN ITS BENCHMARKS?
A      While impressive, the investment returns achieved by the Fund's benchmarks fail to reflect strategies implemented by the Fund which we believe will produce more consistent returns over an extended period of time.
       The investment returns of the S&P 500 and Nasdaq 100 Indices resulted from the strong performances of a narrow and select group of technology and Internet stocks. For example, 8 technology stocks accounted for 50% of the growth in the S&P 500; and by year-end, the average P/E of the Nasdaq market neared 200, far above its historical average in the mid-20's. These numbers strongly suggest that a small group of stocks skewed the returns of these indices.
       While the Fund maintained a bias toward the technology sector, diversification remains an important part of our investment strategy. We seek to invest in range of sectors and companies broader than that reflected in the performance of the Fund's benchmarks.
       In addition, inflation concerns, coupled with rising interest rates, created a high degree of market volatility in late 1999, a situation likely to continue in the first part of 2000. For this reason, the Fund also maintained ample cash reserves as protection against increased market volatility. Once the market stabilizes, these reserves leave the Fund well positioned to acquire choice stocks trading at a discount from their real value.

Q      WHAT WERE THE ADVANTAGES OR DISADVANTAGES FOR A NEW FUND IN 1999?
A      Since the Fund did not begin investing its assets until the 3rd quarter, it did not participate in the rapid growth of the equity markets during the early part of the year. In mid-October, the Fund took advantage of a market correction and began investing its assets, focusing on a number of leaders in the technology sector. The market reversed this correction during the final months of 1999, and the Fund benefited from being substantially invested during that period.

Q      WHAT STOCKS AND SECTORS PERFORMED WELL FOR THE FUND IN 1999?
A      The technology and Internet sectors led the market throughout 1999. In accordance with its investment strategy, the Fund's portfolio maintained a bias toward these market leaders. The Fund benefited from tech fever through top performing stocks such as Sun Microsystems, Texas Instruments, Cisco Systems and Xlinix.
       The Fund balanced this bias with investments in market leaders outside the technology sector. Companies such as Johnson & Johnson, Proctor & Gamble, MCI WorldCom and Exxon Mobil, added to the healthy returns produced by tech stocks.

Q      HOW WILL THE FUND'S INVESTMENT STRATEGY CHANGE WHEN MARKET FAVOR SHIFTS
FROM GROWTH TO VALUE STOCKS?
A      By nature of its investment strategy, the Fund seeks to invest in the leading sectors and companies of the S&P 500 and Nasdaq 100 Indices. In order to reflect current market leadership, growth stocks (stocks that trade on price and earnings momentum), comprise the majority of the Fund's portfolio. We expect growth stocks to continue their good performance in the coming

PACIFIC ADVISORS
          Growth Fund continued

year. As market dynamics change, however, the Fund will adjust its investment portfolio so that it continues to reflect market leadership, regardless of whether that leadership comes from growth or value stocks.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/99

 1.    EQUITIES                          74.48%
 2.    CASH                              25.52%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Growth Fund, Class A shares, on May 1, 1999 compared to the growth of the S&P 500(2) and Nasdaq 100(3) Indices.

                        GROWTH FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GROWTH FUND  S&P 500 INDEX  NASDAQ 100 INDEX
5/1/99        $10,000        $10,000           $10,000
12/31/99      $11,875        $11,953           $20,109

Average Annual Compounded Return for period ending December 31, 1999 (Class A shares)(2)

One Year     9.99%
Inception   15.31%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
3    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

PACIFIC ADVISORS
          Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY STOCKS WITH AN AVERAGE MARKET CAP BELOW $150M WITH A LOW P/E AND HIGH EARNINGS MOMENTUM.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
GEORGE A. HENNING

Q      HOW DID THE FUND PERFORM IN 1999?
A      For the year ended December 31, 1999, the Fund had a loss of -15.75% for
Class A shares, and -16.16% for Class C shares. The Fund's benchmark, the Russell 2000 Stock Index(1), returned 19.62% during the same period.

Q      WHY DID THE FUND UNDERPERFORM THE RUSSELL 2000?
A      During 1999, technology and Internet Stocks heavily impacted the performance of the Russell 2000 Index. Most of the Index's growth came from companies with little or no revenue and earnings history. For example, the stock price of companies in the Russell 2000 with no earnings grew at 49.7% in 1999, while companies with earnings only grew 6.6%. Also, many of the companies in the Russell 2000 don't look like traditional small cap companies with a market capitalization of $1.5 billion or less. While small in terms of revenue and earnings, over 140 companies in the Russell 2000 achieved market caps above this limit, with some exceeding it by $4 or $5 billion.
       During the year, many small cap value companies with double-digit revenue and earnings growth actually saw their stock price decline as investors concentrated their focus on technology and Internet stocks. For example, both RailAmerica and Sonic Automotive had revenue and earnings growth in excess of 50% and yet saw their stock price decline over 20% in the fourth quarter, despite announcing acquisitions that will sustain these superior growth rates. This disparity in the market negatively impacted the Fund's performance.
       While the Russell 2000 Stock Index provides the closest approximation of the Fund's portfolio for comparison, it has a higher average market capitalization than the Fund. The Russell 2000 is a subset of the Russell 3000 Stock Index which measures the performance of the 3,000 largest publicly traded companies. Of those 3,000 stocks, the Russell 2000 measures the performance of the 2,000 smallest companies.
       There are, however, approximately 4,000 smaller companies that are not included in the Russell 2000. Most of the stocks owned by the Fund fall into this last category. The Fund continues to focus on small cap value companies with market capitalizations of $500 million or less, most of which are not included in any small cap index.

Q      WHAT CHANGES HAVE YOU MADE IN YOUR INVESTMENT STRATEGY DURING THE LAST
YEAR?
A      The Fund remains committed to investing in small cap value stocks because we believe that these stocks, over the long term, provide an excellent return for investors. With value stocks continuing to under perform in the equity market last year, we found a greater number of stocks which met our investment parameters.
       As a result, we rotated out of some of the smallest companies in the Fund into larger small cap companies that we believe may be the early beneficiaries of a market rotation into value stocks. A number of these companies trade on the NYSE, which gives them greater market recognition and following. These additions include companies such as Genesco (the holding company for a number of retail shoe stores including Johnson & Murphy, Jarman and Journeys), ITT Educational Services (provider of trade and computer training courses), and Sonic Automotive (nationwide automotive dealership owner).

Q      WHY DIDN'T THE FUND PARTICIPATE IN THE GROWTH OF THE TECHNOLOGY AND
INTERNET SECTORS?
A      Most of the stocks generating the astronomical growth in the technology and Internet sectors do not fit the investment criteria for the Fund. The Fund invests in companies with strong leadership and a proven operating history to support their earnings and growth potential. In 1999, many technology and Internet companies traded on pure price momentum, produced no significant revenue and sustained large operating losses with no assurance that their products would succeed. Much of the growth in this sector came from IPOs, which carry more risk than the Fund can assume within its investment guidelines. Also, they often achieved a market capitalization in excess of $1 billion, which is significantly higher than the Fund's criteria.
       While many of the technology and Internet stocks lacked a strong operating history, the Fund did participate in the growth of these sectors through companies which met the Fund's investment criteria. For example, Intervoice, the leading developer of voice recognition software and one of the Fund's largest positions, benefited significantly from tech fever. The company grew rapidly in 1999, but has maintained revenue and earnings growth to support its rising stock price.

Q      WHAT EVIDENCE IS THERE THAT MANY OF THE STOCKS IN THE PORTFOLIO ARE
UNDERVALUED BY THE MARKET?
A      One of the ways to recognize that small cap stocks are undervalued is to examine takeover activity. If companies experience price depreciation because they lack value, we would expect to see a number of takeovers at depressed market prices. Alternatively, takeover activity at premium prices would indicate an undervalued stock price. During 1999, three companies in the Fund were acquired at a premium to their stock price, indicating that the companies had strong fundamental value.
       Worthington Foods, the leading producer of meatless foods and one of the Fund's best performers in 1999, traded for most of the year at $12 per share. In October, Kellogg bought the company for $24 per share. Herbalife, another of the Fund's top positions, spent most of the year trading at $9-$11 per share. With the stock price failing to reflect the company's true value, the company decided to go private and will buy back its shares for over $17 per share. Also, Central Sprinkler Systems followed the same pattern. Tyco International bought the company for $23 per share, when it had been trading around $11 per share.

Q      HOW DO YOU EXPECT SMALL CAP STOCKS TO PERFORM IN THE COMING YEAR?
A      The performance disparity between technology and Internet stocks with the rest of the equity market will not continue indefinitely. Historically, it is not unusual to see investors concentrate on a few stocks when we are in the later stages of a bull market. When the market finally enters a significant correction, small cap value stocks will usually assume market leadership as the market begins to recover. With the technology and Internet sectors significantly overvalued at the end of 1999, investors are beginning to look for stocks with lower valuations and good growth potential. As market dynamics change in 2000, we would expect to see small cap stocks gain greater market recognition since they have been one of the most undervalued sectors in the market.
       In addition to changes in the market, we also expect interest rates to continue to rise as the Federal Reserve seeks to slow economic growth. In a rising interest rate market, small cap stocks may benefit because they usually carry less debt. In addition, as market leaders in smaller or newer industries with less competition, these companies may have a greater ability to raise prices for their goods or services to sustain their growth. Small cap value stocks have been lagging the market for the past two years, but we expect better performance during the coming year.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/99

 1.    EQUITIES                          99.66%
 2.    CASH                               0.34%

1    The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

PACIFIC ADVISORS
          Small Cap Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Small Cap Fund, Class A shares, on February 8, 1993 compared to the growth of the Russell 2000 Index(2).

                        SMALL CAP FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SMALL CAP FUND  RUSSELL 2000 INDEX
2/8/93            $9,425             $10,000
12/93            $11,319             $11,700
12/94            $10,870             $11,328
12/95            $12,771             $14,297
12/96            $18,352             $16,407
12/97            $19,628             $19,774
12/98            $16,379             $19,092
12/31/99         $13,800             $22,837

Average Annual Compounded Return for period ending December 31, 1999 (Class A shares)

One Year           -20.60%
Five Year            4.92%
Inception            5.66%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

                                      PACIFIC ADVISORS
                                               financial statements

                                   [GRAPHIC]

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 74.35%
US Treasury Bills
         US Treasury Bill 01/06/00                                                   $2,500,000      $        2,498,368
-----------------------------------------------------------------------------------------------------------------------

US Treasury Notes
         US Treasury Note 4.50% 09/30/00                                                330,000                 326,391
-----------------------------------------------------------------------------------------------------------------------

US Treasury Bonds
         US Treasury Bond 8.125% 08/15/19                                               300,000                 341,813
         US Treasury Bond 8.125% 08/15/21                                               300,000                 344,250
         US Treasury Bond 7.125% 02/15/23                                               300,000                 312,375
         US Treasury Bond 7.50% 11/15/24                                                330,000                 360,112
         US Treasury Bond 7.625% 02/15/25                                               370,000                 410,006
         US Treasury Bond 6.875% 08/15/25                                               360,000                 366,525
         US Treasury Bond 6.75% 08/15/26                                                350,000                 351,531
-----------------------------------------------------------------------------------------------------------------------

                                                                                                              2,486,612
-----------------------------------------------------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $5,396,696)                                                                                   5,311,371
                                                                                                     ------------------
                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 17.90%
Communications
         Broadwing, Inc.*                                                                 5,000                 184,375
         Ericsson                                                                         5,000                 328,438
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                512,813
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*                                                           5,000                 153,750
-----------------------------------------------------------------------------------------------------------------------

Telephone Systems
         Bell Atlantic Corporation                                                        2,200                 135,437
         Centurytel, Inc.*                                                                3,000                 142,125
         SBC Communications                                                               2,800                 136,500
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                414,062
-----------------------------------------------------------------------------------------------------------------------

Utilities - Electric
         DQE, Inc.                                                                        3,400                 117,725
         Nisource, Inc.                                                                   4,500                  80,438
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                198,163
-----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,085,427)                                                                                   1,278,788
                                                                                                     ------------------
TOTAL INVESTMENT SECURITIES - 92.25%
         (Cost: $6,482,123)                                                                          $        6,590,159
                                                                                                     ------------------
SHORT-TERM INVESTMENTS - 6.21%
         United Missouri Bank Money Market Fund                                                                 443,406

OTHER ASSETS LESS LIABILITIES - 1.54%                                                                           109,838
                                                                                                     ------------------

TOTAL NET ASSETS - 100%                                                                              $        7,143,403
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 82.99%
Aerospace & Defense
         McDonnell Douglas 9.75% 04/01/12                                            $   84,000      $          95,959
-----------------------------------------------------------------------------------------------------------------------

Auto-Manufacturers
         Ford Motor Company 9.50% 09/15/11                                               19,000                 21,947
-----------------------------------------------------------------------------------------------------------------------

Banks - Money Centers
         Bank of America Subordinate Notes 10.00% 02/01/03                               58,000                 62,697
         Citicorp Subordinate Securities 9.50% 02/01/02                                  50,000                 52,510
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               115,207
-----------------------------------------------------------------------------------------------------------------------

Banks - Regional
         Banc One Corporation 7.25% 08/15/04                                            100,000                 99,460
         Banc One Corporation 9.875% 03/01/09                                            52,000                 59,183
         Barnett Banks, Inc. 10.875% 03/15/03                                           144,000                157,952
         First Union Corporation 6.824% 08/01/26                                         25,000                 24,204
         NCNB Corporation 9.50% 06/01/04                                                 25,000                 27,056
         Republic of New York Corporation 8.375% 02/15/07                                53,000                 54,110
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               421,965
-----------------------------------------------------------------------------------------------------------------------

Cosmetic - Personal Care
         Procter & Gamble 8.50% 08/10/09                                                 65,000                 70,575
-----------------------------------------------------------------------------------------------------------------------

Financial Services
         Associates Corporation N.A. 8.55% 07/15/09                                     150,000                159,114
         Associates Corporation N.A. 8.15% 08/01/09                                      60,000                 62,046
         Ford Motor Credit 5.80% 01/12/09                                                40,000                 35,460
         General Motors Acceptance Corporation 9.625%
         12/15/01                                                                        49,000                 51,237
         General Motors Acceptance Corporation 8.875%
         06/01/10                                                                        13,000                 14,137
         Progressive Corporation 7.30% 06/01/06                                          40,000                 39,183
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               361,177
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital 8.85% 04/01/05                                         26,000                 27,652
         General Electric Capital 8.50% 07/24/08                                         82,000                 87,640
         Texaco Capital 8.625% 06/30/10                                                 146,000                158,719
         Transamerica Corporation 6.75% 11/15/06                                         80,000                 75,683
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               349,694
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Specialty
         Ford Capital B.V. 9.50% 06/01/10                                                75,000                 83,610
-----------------------------------------------------------------------------------------------------------------------

Food
         Ralston Purina 9.25% 10/15/09                                                   72,000                 79,045
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Food - Retailers
         Safeway, Inc. 10.00% 12/01/01                                               $   80,000      $          83,805
         Safeway, Inc. 9.65% 01/15/04                                                   140,000                150,589
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               234,394
-----------------------------------------------------------------------------------------------------------------------

Gas - Integrated
         Coastal Corporation 10.25% 10/15/04                                             95,000                105,467
-----------------------------------------------------------------------------------------------------------------------

Industrial
         Caterpillar, Inc. 9.00% 04/15/06                                                80,000                 85,978
-----------------------------------------------------------------------------------------------------------------------

Insurance - Full Line
         American General Financial 8.125% 08/15/09                                     146,000                149,148
         American General Financial 8.45% 10/15/09                                       50,000                 52,150
         Cigna Corporation 7.40% 01/15/03                                                25,000                 24,920
         Cigna Corporation 7.40% 05/15/07                                                94,000                 90,915
         Cigna Corporation 8.25% 01/01/07                                                77,000                 77,962
         Transamerica Corporation 9.375% 03/01/08                                        70,000                 76,560
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               471,655
-----------------------------------------------------------------------------------------------------------------------

Insurance - Life
         Conseco, Inc. 6.80% 06/15/05                                                   125,000                117,040
         Sunamerica Inc. 9.95% 08/01/08                                                  23,000                 26,663
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               143,703
-----------------------------------------------------------------------------------------------------------------------

Insurance - Specialty
         MBIA, Inc. 9.375% 02/15/11                                                      25,000                 28,188
-----------------------------------------------------------------------------------------------------------------------

Office Equipment
         Xerox Corporation 7.15% 08/01/04                                                25,000                 24,572
-----------------------------------------------------------------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125% 03/01/11                                             237,000                266,111
         BP America, Inc. 7.875% 05/15/02                                               105,000                107,279
         Phillips Petroleum 9.375% 02/15/11                                              25,000                 28,189
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               401,579
-----------------------------------------------------------------------------------------------------------------------

Oil - Pipelines
         ANR Pipeline 7.00% 06/01/25                                                     35,000                 33,868
-----------------------------------------------------------------------------------------------------------------------

Railroads
         Union Pacific Resources 7.00% 10/15/06                                         103,000                 98,240
-----------------------------------------------------------------------------------------------------------------------

Real Estate
         Secured Finance 9.05% 12/15/04                                                 110,000                118,749
-----------------------------------------------------------------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Company 10.00% 01/01/11                                           20,000                 23,511
         Wal-Mart Stores 6.875% 08/10/09                                                 25,000                 24,337
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                47,848
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Telephone Systems
         New York Telephone Company 8.625% 11/15/10                                  $   57,000      $          61,052
-----------------------------------------------------------------------------------------------------------------------

US Government Agency
         InterAmerican Development Bank 8.40% 09/01/09                                   10,000                 10,874
         International Bank Reconstruction & Development
         8.64% 06/18/01                                                                  25,000                 25,560
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                36,434
-----------------------------------------------------------------------------------------------------------------------

Utilities - Electric
         Baltimore Gas & Electric 8.54% 09/18/06                                         60,000                 62,485
         Niagara Mohawk Power 9.75% 11/01/05                                             50,000                 54,484
         Pacific Gas & Electric 8.375% 05/01/25                                          45,000                 44,732
         Potomac Electric Power 5.875% 10/15/08                                          75,000                 67,614
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               229,315
-----------------------------------------------------------------------------------------------------------------------

Utilities - Gas
         Consolidated Natural Gas 6.625% 12/01/13                                        30,000                 26,712
-----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $3,885,793)                                                                                  3,746,933
                                                                                                     -----------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 9.67%
Building Materials
         Home Depot, Inc.                                                                 1,500                102,844
-----------------------------------------------------------------------------------------------------------------------

Diversified Companies
         General Electric                                                                   500                 77,375
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                                                                    750                 41,672
-----------------------------------------------------------------------------------------------------------------------

Investment Companies
         Alliance Capital Management                                                      1,000                 29,937
-----------------------------------------------------------------------------------------------------------------------

Oil - Integrated Majors
         Exxon Mobil Corporation                                                            528                 42,537
-----------------------------------------------------------------------------------------------------------------------

Pharmaceuticals
         Schering-Plough Corporation                                                        600                 25,313
-----------------------------------------------------------------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft*                                                                       1,000                116,750
-----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $150,764)                                                                                      436,428
                                                                                                     -----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 4.51%
Insurance - Full Line
         American General Financial LLC                                                   1,200      $          27,150
         Torchmark Capital LLC 9.18% Series A                                             1,200                 28,950
         Unum Corporation 8.80% Series A                                                  1,500                 33,937
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                90,037
-----------------------------------------------------------------------------------------------------------------------

Real Estate Investment Trusts
         Price Enterprises Class A                                                        6,000                 84,000
-----------------------------------------------------------------------------------------------------------------------
TELEPHONE SYSTEMS
         GTE 8.75% Series B                                                               1,200                 29,700
-----------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $241,785)                                                                                      203,737
                                                                                                     -----------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 1.99%
US Treasury Notes
         US Treasury Note 7.875% 11/15/04                                            $   85,000                 89,914
-----------------------------------------------------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $85,285)                                                                                        89,914
                                                                                                     -----------------

FOREIGN GOVERNMENT SECURITIES - 0.22%
Foreign Government Agency Bonds
         Ontario Global Bond 7.00% 08/04/05                                              10,000                  9,989
-----------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
         (Cost: $10,283)                                                                                         9,989
                                                                                                     -----------------
TOTAL INVESTMENT SECURITIES - 99.38%
         (Cost: $4,373,910)                                                                          $       4,487,001
                                                                                                     -----------------
SHORT-TERM INVESTMENTS - 0.00%
         United Missouri Bank Money Market Fund                                                                      -

OTHER ASSETS LESS LIABILITIES - 0.62%                                                                           27,831
                                                                                                     -----------------

TOTAL NET ASSETS - 100%                                                                              $       4,514,832
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 50.68%
Communications
         Nokia Corporation                                                                4,000      $         760,000
-----------------------------------------------------------------------------------------------------------------------

Entertainment
         AT&T - Liberty Media Group Class A*                                              6,000                340,500
         GC Companies, Inc.*                                                              2,000                 51,750
         Time Warner, Inc.                                                                3,000                217,313
         Viacom, Inc.*                                                                    6,000                362,625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               972,188
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*                                                           6,000                184,500
         Household International                                                          2,000                 74,500
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               259,000
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Specialty
         Federal National Mortgage                                                        3,000                187,312
-----------------------------------------------------------------------------------------------------------------------

Forest Products
         Rayonier, Inc.                                                                   1,500                 72,469
-----------------------------------------------------------------------------------------------------------------------

Gas - Integrated
         Enron Corporation                                                                6,000                266,250
-----------------------------------------------------------------------------------------------------------------------

Health Care Provider
         Johnson & Johnson                                                                1,500                139,688
-----------------------------------------------------------------------------------------------------------------------

Industrial
         UCAR International, Inc.*                                                        5,000                 89,062
-----------------------------------------------------------------------------------------------------------------------

Industrial & Commercial Services
         Reliance Steel                                                                   6,000                140,625
-----------------------------------------------------------------------------------------------------------------------

Insurance - Specialty
         Farm Family Holdings, Inc.*                                                      4,000                169,000
         MMI Companies, Inc.                                                             20,000                172,500
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               341,500
-----------------------------------------------------------------------------------------------------------------------

Medical & Biotechnology
         McKesson HBOC, Inc.                                                              6,000                135,375
-----------------------------------------------------------------------------------------------------------------------

Oil Equipment & Services
         Cooper Cameron*                                                                  2,500                122,344
-----------------------------------------------------------------------------------------------------------------------

Paper Products
         American Greetings - Class A                                                     3,000                 70,875
-----------------------------------------------------------------------------------------------------------------------

Publishing
         Dun & Bradstreet Corporation                                                     6,000                177,000
         R H Donnelley Corporation*                                                       9,000                169,875
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               346,875
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED

Railroads
         GATX Corporation                                                                 2,000      $          67,500
-----------------------------------------------------------------------------------------------------------------------

Real Estate
         Catellus Development Corporation*                                               10,000                128,125
-----------------------------------------------------------------------------------------------------------------------

Software & Computer Processing Equipment
         Reynolds & Reynolds                                                              6,000                135,000
-----------------------------------------------------------------------------------------------------------------------

Trucking
         CNF Transportation, Inc.                                                         3,000                103,500
-----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $2,240,045)                                                                                  4,337,688
                                                                                                     -----------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 40.13%
Banks - Money Center
         Swiss Bank Corporation - NY 7.375% 07/15/15                                 $  300,000                287,891
-----------------------------------------------------------------------------------------------------------------------

Banks - Regional
         Banc One Corporation 9.875% 03/01/09                                           100,000                113,813
         Barnett Banks, Inc. 10.875% 03/15/03                                           325,000                356,489
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               470,302
-----------------------------------------------------------------------------------------------------------------------

Food Retailers
         Safeway 9.65% 01/15/04                                                         214,000                230,186
         Safeway 7.00% 09/15/07                                                         225,000                215,817
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               446,003
-----------------------------------------------------------------------------------------------------------------------

Industrial
         Tenneco, Inc. 10.375% 11/15/00                                                  86,000                 88,458
         Tenneco Packaging PTV 8.00% 04/15/07                                            50,000                 49,168
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               137,626
-----------------------------------------------------------------------------------------------------------------------

Insurance - Full Line
         CIGNA Corporation 8.25% 01/01/07                                               121,000                122,512
-----------------------------------------------------------------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125% 03/01/11                                             365,000                409,834
-----------------------------------------------------------------------------------------------------------------------

Telephone Systems
         BellSouth Telecommunications 5.85% 11/15/45                                    100,000                 99,419
         NYNEX Corporation 9.55% 05/01/10                                               311,250                333,847
         Sprint Spectrum LP 11.00% 08/15/06                                             100,000                110,523
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               543,789
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Utilities - Electric
         Alabama Power 9.00% 12/01/24                                                $  125,000      $         129,447
         Cleveland Electric Illuminating 7.625% 08/01/02                                344,000                343,264
         Niagara Mohawk Power 9.75% 11/01/05                                            275,000                299,664
         Public Service Electric & Gas 7.375% 03/01/14                                  134,000                126,057
         Public Service Electric & Gas 7.00% 09/01/24                                    45,000                 38,901
         Toledo Edison 7.875% 08/01/04                                                   80,000                 80,081
-----------------------------------------------------------------------------------------------------------------------

                                                                                                             1,017,414
-----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $3,530,662)                                                                                  3,435,371
                                                                                                     -----------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 4.09%
Real Estate Investment Trusts
         Price Enterprises Class A                                                       25,000                350,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $347,380)                                                                                      350,000
                                                                                                     -----------------
TOTAL INVESTMENT SECURITIES - 94.90%
         (Cost: $6,118,087)                                                                          $       8,123,059
                                                                                                     -----------------
SHORT-TERM INVESTMENTS - 3.67%
         United Missouri Bank Money Market Fund                                                                313,767

OTHER ASSETS LESS LIABILITIES - 1.43%                                                                          122,679
                                                                                                     -----------------

TOTAL NET ASSETS - 100%                                                                              $       8,559,505
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 71.85%
Building Materials
         Home Depot, Inc.                                                                   300      $        20,569
--------------------------------------------------------------------------------------------------------------------

Computers & Related Equipment
         Cisco Systems, Inc.*                                                               300               32,137
         Dell Computer Corporation*                                                         300               15,300
         EMC Corporation*                                                                   300               32,775
         Sun Microsystems, Inc.*                                                            400               30,975
--------------------------------------------------------------------------------------------------------------------

                                                                                                             111,187
--------------------------------------------------------------------------------------------------------------------

Cosmetic - Personal Care
         Procter & Gamble Company                                                           200               21,912
--------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                                                                    300               16,669
--------------------------------------------------------------------------------------------------------------------

Industrial - Diversified
         Corning, Inc.                                                                      200               25,788
         Illinois Tool Works                                                                200               13,513
         Tyco International, Ltd.                                                           400               15,550
--------------------------------------------------------------------------------------------------------------------

                                                                                                              54,851
--------------------------------------------------------------------------------------------------------------------

Medical & Biotechnology
         Cardinal Health, Inc.                                                              200                9,575
         Johnson & Johnson                                                                  200               18,625
--------------------------------------------------------------------------------------------------------------------

                                                                                                              28,200
--------------------------------------------------------------------------------------------------------------------

Retailers - Broadline
         Wal-Mart Stores, Inc.                                                              400               27,650
--------------------------------------------------------------------------------------------------------------------

Oil - Integrated
         Exxon Mobil Corporation                                                            200               16,112
--------------------------------------------------------------------------------------------------------------------

Semiconductor & Related
         Intel Corporation                                                                  200               16,462
         Texas Instruments Inc.                                                             200               19,375
         Xilinx, Inc.*                                                                      400               18,188
--------------------------------------------------------------------------------------------------------------------

                                                                                                              54,025
--------------------------------------------------------------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft*                                                                         200               23,350
         Oracle Corporation*                                                                200               22,412
--------------------------------------------------------------------------------------------------------------------

                                                                                                              45,762
--------------------------------------------------------------------------------------------------------------------

Technology - Diversified
         Lucent Technologies                                                                300               22,444
--------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED

Telephone Systems
         MCI Worldcom, Inc.*                                                                300      $        15,919
--------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $352,682)                                                                                    435,300
                                                                                                     ---------------
TOTAL INVESTMENT SECURITIES - 71.85%
         (Cost: $352,682)                                                                            $       435,300
                                                                                                     ---------------
SHORT-TERM INVESTMENTS - 24.61%
         United Missouri Bank Money Market Fund                                                              149,123

OTHER ASSETS LESS LIABILITIES - 3.54%                                                                         21,443
                                                                                                     ---------------

TOTAL NET ASSETS - 100%                                                                              $       605,866
--------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                    Value
------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 100.02%
Auto Manufacturers
         Sonic Automotive, Inc.*                                                         14,000      $          136,500
------------------------------------------------------------------------------------------------------------------------

Banks - Regional
         East West Bancorp, Inc.                                                         35,000                 400,312
------------------------------------------------------------------------------------------------------------------------

Building Materials
         Q.E.P. Company, Inc.*                                                           13,500                 103,781
------------------------------------------------------------------------------------------------------------------------

Chemicals
         Ocean Bio-chem, Inc.*                                                           90,000                 106,875
------------------------------------------------------------------------------------------------------------------------

Computers & Related Equipment
         3DFX Interactive, Inc.*                                                         40,000                 392,500
         Intervoice, Inc.*                                                               30,100                 699,825
------------------------------------------------------------------------------------------------------------------------

                                                                                                              1,092,325
------------------------------------------------------------------------------------------------------------------------

Containers/Packaging
         Mobile Mini, Inc.*                                                              18,500                 397,750
------------------------------------------------------------------------------------------------------------------------

Cosmetic - Personal Care
         Chattem, Inc.*                                                                   1,000                  19,000
         Helen of Troy*                                                                   9,000                  65,250
         Herbalife Class B                                                               20,000                 267,500
         Natural Alternatives International*                                             32,000                 104,000
         Nature's Sunshine                                                               22,000                 176,000
------------------------------------------------------------------------------------------------------------------------

                                                                                                                631,750
------------------------------------------------------------------------------------------------------------------------

Educational Services
         ITT Educational Services, Inc.*                                                  8,200                 126,588
------------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         American National Financial, Inc.                                               15,000                  46,875
------------------------------------------------------------------------------------------------------------------------

Footwear
         Genesco, Inc.*                                                                  20,000                 260,000
------------------------------------------------------------------------------------------------------------------------

Health Care Provider
         America Service Group*                                                          21,000                 315,000
         Children's Comprehensive Services*                                              20,000                 112,500
         Lifemark Corporation*                                                           34,000                 110,500
------------------------------------------------------------------------------------------------------------------------

                                                                                                                538,000
------------------------------------------------------------------------------------------------------------------------

Home Construction
         Modtech Holding, Inc.*                                                          38,000                 228,000
------------------------------------------------------------------------------------------------------------------------

Industrial
         Park - Ohio Holdings Corporation*                                               10,000                  98,750
------------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                    Value
------------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED

Industrial & Commercial Services
         Diversified Corporate Resources, Inc.*                                           6,200      $           17,825
         Healthcare Services Group*                                                      30,000                 210,000
         RCM Technologies, Inc.*                                                          8,000                 138,000
------------------------------------------------------------------------------------------------------------------------

                                                                                                                365,825
------------------------------------------------------------------------------------------------------------------------

Insurance - Full Line
         Gainsco, Inc.                                                                   30,000                 161,250
------------------------------------------------------------------------------------------------------------------------

Insurance - Specialty
         Interstate National Dealer Services*                                            80,000                 480,000
         Warrentech Corporation*                                                         40,000                  60,000
------------------------------------------------------------------------------------------------------------------------

                                                                                                                540,000
------------------------------------------------------------------------------------------------------------------------

Medical Equipment, Devices & Supplies
         Meridian Medical Technicians, Inc.*                                             51,000                 286,875
------------------------------------------------------------------------------------------------------------------------

Paper Products
         Republic Group, Inc.                                                            30,000                 453,750
------------------------------------------------------------------------------------------------------------------------

Railroads
         Railamerica, Inc.*                                                              85,000                 727,812
------------------------------------------------------------------------------------------------------------------------

Restaurants
         Panchos Mexican Restaurants*                                                    25,000                  71,875
------------------------------------------------------------------------------------------------------------------------

Retail - Specialty
         Rentrak Corporation*                                                            40,000                 282,500
------------------------------------------------------------------------------------------------------------------------

Semiconductor & Related
         Cerprobe Corporation*                                                           15,000                 110,625
------------------------------------------------------------------------------------------------------------------------

Software & Computer Processing Equipment
         Timberline Software Corporation                                                 19,999                 268,737
------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $7,390,233)                                                                                   7,436,755
                                                                                                     ------------------
TOTAL INVESTMENT SECURITIES - 100.02%
         (Cost: $7,390,233)                                                                          $        7,436,755
                                                                                                     ------------------
SHORT-TERM INVESTMENTS - 0.34%
         United Missouri Bank Money Market Fund                                                                  25,331

OTHER ASSETS LESS LIABILITIES - (0.36%)                                                                         (27,122)
                                                                                                     ------------------

TOTAL NET ASSETS - 100%                                                                              $        7,434,964
------------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                             INCOME
                                                           GOVERNMENT           AND
                                                           SECURITIES        EQUITY
                                                                 FUND          FUND
                                                         ------------  ------------
ASSETS
         Investment securities
             At cost                                     $ 6,482,123   $ 4,373,910
                                                         ===========   ===========
             At market value                             $ 6,590,159   $ 4,487,001
             Short-term investments, at cost, which is
                  equal to market                            443,406             -
         Accrued income receivable                            64,205        81,760
         Receivable from investment manager (Note 3)          36,756        18,178
         Receivable for capital shares sold                   31,368         5,591
         Other assets                                          2,877         1,206
                                                         -----------   -----------
         Total assets                                      7,168,771     4,593,736
                                                         -----------   -----------
LIABILITIES
         Payable for investments purchased                         -        55,330
         Payable for fund shares redeemed                      1,982         3,003
         Accounts payable                                     19,690        18,979
         Accounts payable to related parties (Note 3)          3,696         1,592
         Payable to Investment Manager (Note 3)                    -             -
                                                         -----------   -----------
         Total liabilities                                    25,368        78,904
                                                         -----------   -----------
    NET ASSETS                                           $ 7,143,403   $ 4,514,832
                                                         -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                   7,037,101     4,400,747
         Accumulated undistributed net investment
             income (loss)                                    (1,817)        1,675
         Accumulated undistributed net realized gains
             (losses) on security transactions                    83             -
         Distributions in excess of net realized gains
             on security transactions                              -          (681)
         Net unrealized appreciation (depreciation) of
             investments                                     108,036       113,091
                                                         -----------   -----------
         Net assets at December 31, 1999                 $ 7,143,403   $ 4,514,832
                                                         -----------   -----------
CLASS A:
         Net assets                                      $ 5,220,295   $ 2,668,142
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  535,750       256,806
         Net asset value and redemption price per share  $      9.74   $     10.39
                                                         ===========   ===========
         Maximum offering price per share                $     10.23   $     10.91
         Sales load                                             4.75%         4.75%
CLASS C:
         Net assets                                      $ 1,923,108   $ 1,846,690
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  199,638       181,937
         Net asset value and redemption price per share  $      9.63   $     10.15
                                                         ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                            SMALL
                                                             BALANCED        GROWTH           CAP
                                                                 FUND          FUND          FUND
                                                         ------------  ------------  ------------
ASSETS
         Investment securities
             At cost                                     $ 6,118,087   $   352,682   $ 7,390,233
                                                         ===========   ===========   ===========
             At market value                             $ 8,123,059   $   435,300   $ 7,436,755
             Short-term investments, at cost, which is
                  equal to market                            313,767       149,123        25,331
         Accrued income receivable                            93,512           580         2,037
         Receivable from investment manager (Note 3)               -         2,626             -
         Receivable for capital shares sold                   64,502        20,835         4,435
         Other assets                                          3,599             -         7,387
                                                         -----------   -----------   -----------
         Total assets                                      8,598,439       608,464     7,475,945
                                                         -----------   -----------   -----------
LIABILITIES
         Payable for investments purchased                         -             -             -
         Payable for fund shares redeemed                      4,309           240        10,120
         Accounts payable                                     27,918         2,323        21,358
         Accounts payable to related parties (Note 3)          4,273            35         4,836
         Payable to Investment Manager (Note 3)                2,434             -         4,667
                                                         -----------   -----------   -----------
         Total liabilities                                    38,934         2,598        40,981
                                                         -----------   -----------   -----------
    NET ASSETS                                           $ 8,559,505   $   605,866   $ 7,434,964
                                                         -----------   -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                   6,547,209       524,632     7,170,145
         Accumulated undistributed net investment
             income (loss)                                     2,335        (1,384)            -
         Accumulated undistributed net realized gains
             (losses) on security transactions                 4,989             -       218,297
         Distributions in excess of net realized gains
             on security transactions                              -             -             -
         Net unrealized appreciation (depreciation) of
             investments                                   2,004,972        82,618        46,522
                                                         -----------   -----------   -----------
         Net assets at December 31, 1999                 $ 8,559,505   $   605,866   $ 7,434,964
                                                         -----------   -----------   -----------
CLASS A:
         Net assets                                      $ 7,007,763   $   327,831   $ 6,976,048
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  499,025        28,087       582,446
         Net asset value and redemption price per share  $     14.04   $     11.67   $     11.98
                                                         ===========   ===========   ===========
         Maximum offering price per share                $     14.90   $     12.38   $     12.71
         Sales load                                             5.75%         5.75%         5.75%
CLASS C:
         Net assets                                      $ 1,551,742   $   278,035   $   458,916
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  111,559        23,943        38,471
         Net asset value and redemption price per share  $     13.91   $     11.61   $     11.93
                                                         ===========   ===========   ===========

                           PACIFIC ADVISORS FUND INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1999
--------------------------------------------------------------------------------

                                            INCOME
                            GOVERNMENT         AND
                            SECURITIES      EQUITY
                                  FUND        FUND
                           -----------  ----------
INVESTMENT INCOME
    Dividends              $   23,085   $  26,954
    Interest                  257,104     224,251
                           ----------   ---------
         Total Income         280,189     251,205
                           ----------   ---------

EXPENSES
    Investment Management
       Fees                    42,388      34,061
    Transfer Agent Fees        21,068      19,169
    Fund Accounting Fees       32,327      23,184
    Legal Fees                 28,496      16,796
    Audit Fees                 26,196      19,274
    Registration Fees          14,034      12,388
    Printing                   24,395      16,475
    Custody Fees                7,400       7,194
    Director
       Fees/Meetings            2,260       1,554
    Distribution Fees
       (Note 3)                24,016      20,784
    Other Expense               5,887       4,193
                           ----------   ---------
         Total Expenses,
            before
           reimbursements     228,467     175,072
    Less fees waived and
       expenses
       reimbursed
       (Note 3)               120,321      88,127
                           ----------   ---------
         Net Expenses         108,146      86,945
                           ----------   ---------
NET INVESTMENT INCOME
    (LOSS)                    172,043     164,260
                           ----------   ---------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments             16,887       5,619

    Net Unrealized
       appreciation
       (depreciation) of
       investments           (464,032)   (157,552)
                           ----------   ---------
                             (447,145)   (151,933)
                           ----------   ---------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $ (275,102)  $  12,327
                           ----------   ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                          SMALL
                            BALANCED     GROWTH             CAP
                                FUND       FUND            FUND
                           ---------  ---------  --------------
INVESTMENT INCOME
    Dividends              $  55,225  $    431   $      41,316
    Interest                 255,692     4,143           4,551
                           ---------  --------   -------------
         Total Income        310,917     4,574          45,867
                           ---------  --------   -------------

EXPENSES
    Investment Management
       Fees                   60,330     1,661          64,893
    Transfer Agent Fees       27,181    10,000          40,663
    Fund Accounting Fees      40,410    10,000          44,697
    Legal Fees                34,142         -          43,738
    Audit Fees                35,396     1,038          32,466
    Registration Fees         15,461     2,500          15,621
    Printing                  30,529         -          37,263
    Custody Fees               7,242     4,422           8,503
    Director
       Fees/Meetings           2,791         -           3,164
    Distribution Fees
       (Note 3)               20,370     1,221          21,119
    Other Expense              6,513       800           7,397
                           ---------  --------   -------------
         Total Expenses,
            before
           reimbursements    280,365    31,642         319,524
    Less fees waived and
       expenses
       reimbursed
       (Note 3)               30,167    25,684               -
                           ---------  --------   -------------
         Net Expenses        250,198     5,958         319,524
                           ---------  --------   -------------
NET INVESTMENT INCOME
    (LOSS)                    60,719    (1,384)       (273,657)
                           ---------  --------   -------------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments            81,450         -         223,619

    Net Unrealized
       appreciation
       (depreciation) of
       investments           766,175    82,618      (1,458,920)
                           ---------  --------   -------------
                             847,625    82,618      (1,235,301)
                           ---------  --------   -------------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $ 908,344  $ 81,234   $  (1,508,958)
                           ---------  --------   -------------

                           PACIFIC ADVISORS FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                           GOVERNMENT SECURITIES FUND     INCOME AND EQUITY FUND
                           ---------------------------  --------------------------
                             Year ended     Year ended    Year ended    Year ended
                           December 31,   December 31,  December 31,  December 31,
                                   1999           1998          1999          1998
                           ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)             $ 172,043     $  160,810     $  164,260     $  91,460
    Net realized gain
         (loss) on
         investments           16,887        378,940          5,619        30,423
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments      (464,032)       257,522       (157,552)      160,159
                            ---------     ----------     ----------     ---------
    Increase (decrease)
         in net assets
         resulting from
         operations          (275,102)       797,272         12,327       282,042
                            ---------     ----------     ----------     ---------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment
             income          (140,251)      (146,241)      (103,428)      (74,762)
         Net capital
             gains            (12,364)      (332,026)        (3,774)      (24,021)

    Class C:
         Net investment
             income           (34,684)       (15,510)       (61,833)      (14,485)
         Net capital
             gains             (4,473)       (47,268)        (2,566)       (6,355)
                            ---------     ----------     ----------     ---------

    Decrease in net
         assets resulting
         from
         distributions       (191,772)      (541,045)      (171,601)     (119,623)
                            ---------     ----------     ----------     ---------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold               3,703,783      3,206,684      2,239,902     1,428,550
    Proceeds from shares
         purchased by
         reinvestment of
         dividends            149,343        459,455        129,167        79,419
    Cost of shares
         repurchased       (2,493,824)    (1,610,336)    (1,042,897)     (216,738)
                            ---------     ----------     ----------     ---------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions       1,359,302      2,055,803      1,326,172     1,291,231
                            ---------     ----------     ----------     ---------

    INCREASE (DECREASE)
         IN NET ASSETS        892,428      2,312,030      1,166,898     1,453,650

NET ASSETS
    Beginning of year       6,250,975      3,938,945      3,347,934     1,894,284
                            ---------     ----------     ----------     ---------
    End of year             $7,143,403    $6,250,975     $4,514,832     $3,347,934
                            ---------     ----------     ----------     ---------

(c)  Commencement of Operations

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                 BALANCED FUND                 GROWTH FUND                 SMALL CAP FUND
                           --------------------------  ----------------------------  --------------------------
                                                       May 3,1999 (c)
                             Year ended    Year ended              to    Year ended    Year ended    Year ended
                           December 31,  December 31,    December 31,  December 31,  December 31,  December 31,
                                   1999          1998            1999          1998          1999          1998
                           ------------  ------------  --------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)             $   60,719     $  12,012      $ (1,384)         N/A       $ (273,657)   $ (396,194)
    Net realized gain
         (loss) on
         investments            81,450       153,998             -          N/A          223,619       235,446
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments        766,175       277,926        82,618          N/A       (1,458,920)   (1,816,090)
                            ----------     ---------      --------          ---       ----------    ----------
    Increase (decrease)
         in net assets
         resulting from
         operations            908,344       443,936        81,234          N/A       (1,508,958)   (1,976,838)
                            ----------     ---------      --------          ---       ----------    ----------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment
             income            (60,475)            -             -          N/A                -             -
         Net capital
             gains             (59,690)     (150,322)            -          N/A           (5,375)     (229,623)

    Class C:
         Net investment
             income             (3,542)         (172)            -          N/A                -             -
         Net capital
             gains             (12,667)       (8,044)            -          N/A             (353)       (5,886)
                            ----------     ---------      --------          ---       ----------    ----------

    Decrease in net
         assets resulting
         from
         distributions        (136,374)     (158,538)            -          N/A           (5,728)     (235,509)
                            ----------     ---------      --------          ---       ----------    ----------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold                2,253,867     1,207,016       526,173          N/A        1,787,612     2,235,324
    Proceeds from shares
         purchased by
         reinvestment of
         dividends             120,829       141,953             -          N/A            4,342       182,048
    Cost of shares
         repurchased        (1,385,001)     (429,120)       (1,541)         N/A       (2,411,853)   (1,760,436)
                            ----------     ---------      --------          ---       ----------    ----------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions          989,695       919,849       524,632          N/A         (619,899)      656,936
                            ----------     ---------      --------          ---       ----------    ----------

    INCREASE (DECREASE)
         IN NET ASSETS       1,761,665     1,205,247       605,866          N/A       (2,134,585)   (1,555,411)

NET ASSETS
    Beginning of year        6,797,840     5,592,593             -          N/A        9,569,549    11,124,960
                            ----------     ---------      --------          ---       ----------    ----------
    End of year             $8,559,505     $6,797,840     $605,866          N/A       $7,434,964    $9,569,549
                            ----------     ---------      --------          ---       ----------    ----------

(c)  Commencement of Operations

                           PACIFIC ADVISORS FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company currently offers five Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund and Small Cap Fund. Each fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis. Premiums and discounts on debt securities are amortized and accreted on the same basis used for federal income tax purposes.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager"). The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund and 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds. The Investment Manager has entered into sub-advisory agreements ("Sub-Advisory Agreements") with Hamilton & Bache, Inc. and Spectrum Asset Management, Inc. ("Advisors") for the Balanced and Government Securities Funds respectively. It has also entered into a co-management agreement ("Co-management Agreement") with Hamilton and Bache, Inc. ("Advisor") for the Income and Equity Fund. The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements with the Company on behalf of the Government Securities, Income and Equity and Growth Funds, the Investment Manager is required to reduce its investment management fees in any fiscal year in which all fund operating expenses exceed 1.65%, 1.85% and 2.50%, respectively, of average daily net assets of the respective Funds, and to reimburse the Government Securities, Income and Equity and Growth Funds for any additional amounts that exceed these limits. These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

the Investment Manager, the following amounts were waived or reimbursed for the year ended December 31, 1999.

                                   Management               Expense
                                         Fees        Reimbursements
Government Securities Fund     $       39,364    $           80,957
Income and Equity Fund                 31,935                56,192
Balanced Fund                          30,167                     -
Growth Fund                             1,557                24,127

        With the exception of the Growth Fund, these waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager on a fund by fund basis. As of December 31, 1999, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Government Securities Fund        $ 596,797
Income and Equity Fund              450,569
Balanced Fund                       290,927
Small Cap Fund                      217,445

        For the year ended December 31, 1999, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows.

                                    Underwriting        Commissions
                                   Fees Retained               Paid
Government Securities Fund       $         3,129    $        14,946
Income and Equity Fund                     1,267              6,465
Balanced Fund                              1,381              6,914
Growth Fund                                   64                305
Small Cap Fund                             6,148             29,969

        PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with a minimum charge of $1,250 per month. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares respectively. For the year ended December 31, 1999, total service fees were:

Government Securities Fund         $ 24,016
Income and Equity Fund               20,784
Balanced Fund                        20,370
Growth Fund                           1,221
Small Cap Fund                       21,119

NOTE 4. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation by each Fund for the year ended and as of December 31, 1999.

                                                                                      Gross             Gross      Net Unrealized
                                              Cost of       Proceeds             Unrealized        Unrealized        Appreciation
                                            Purchases     From Sales           Appreciation      Depreciation      (Depreciation)
Government Securities Fund                $ 4,507,416    $ 5,733,170         $      265,185    $      157,149    $        108,036
Income and Equity Fund                      2,935,653      1,508,151                290,667           177,576             113,091
Balanced Fund                               4,574,054      3,709,896              2,173,828           168,856           2,004,972
Growth Fund                                   352,682              -                 89,968             7,350              82,618
Small Cap Fund                              5,450,326      6,077,461              1,289,828         1,243,306              46,522

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

NOTE 5. CAPITAL SHARE TRANSACTIONS

                                                                     Year ended                             Year ended
                                                                 December 31, 1999                      December 31, 1998
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------
GOVERNMENT SECURITIES FUND
CLASS A
Shares Sold                                                    225,373 $         2,209,427            218,063 $         2,343,958
Reinvestment of Distributions                                   11,340             110,669             38,067             397,397
                                                          ------------ -------------------       ------------ -------------------
                                                               236,713           2,320,096            256,130           2,741,355
Shares Repurchased                                            (216,157)          (2,169,999)         (140,050)          (1,496,807)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                         20,556 $           150,097            116,080 $         1,244,548
                                                          ============ ===================       ============ ===================
CLASS C
Shares Sold                                                    153,004 $         1,494,356             80,090 $           862,726
Reinvestment of Distributions                                    4,014              38,674              5,980              62,058
                                                          ------------ -------------------       ------------ -------------------
                                                               157,018           1,533,030             86,070             924,784
Shares Repurchased                                             (33,035)            (323,825)          (10,415)            (113,529)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                        123,983 $         1,209,205             75,655 $           811,255
                                                          ============ ===================       ============ ===================

                                                                     Year ended                             Year ended
                                                                 December 31, 1999                      December 31, 1998
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------
INCOME AND EQUITY FUND
CLASS A
Shares Sold                                                     91,057 $           968,071             70,114 $           736,108
Reinvestment of Distributions                                    6,243              65,374              5,544              58,579
                                                          ------------ -------------------       ------------ -------------------
                                                                97,300           1,033,445             75,658             794,687
Shares Repurchased                                             (86,776)            (909,772)          (19,249)            (201,807)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                         10,524 $           123,673             56,409 $           592,880
                                                          ============ ===================       ============ ===================
CLASS C
Shares Sold                                                    122,405 $         1,271,831             65,537 $           692,442
Reinvestment of Distributions                                    6,224              63,793              1,978              20,840
                                                          ------------ -------------------       ------------ -------------------
                                                               128,629           1,335,624             67,515             713,282
Shares Repurchased                                             (12,807)            (133,125)           (1,400)             (14,931)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                        115,822 $         1,202,499             66,115 $           698,351
                                                          ============ ===================       ============ ===================

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                     Year ended                             Year ended
                                                                 December 31, 1999                      December 31, 1998
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------
BALANCED FUND
CLASS A
Shares Sold                                                     86,712 $         1,150,429             65,239 $           830,434
Reinvestment of Distributions                                    7,641             104,909             10,614             133,736
                                                          ------------ -------------------       ------------ -------------------
                                                                94,353           1,255,338             75,853             964,170
Shares Repurchased                                            (101,373)          (1,335,590)          (33,511)            (425,402)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                         (7,020) $           (80,252)           42,342 $           538,768
                                                          ============ ===================       ============ ===================
CLASS C
Shares Sold                                                     84,177 $         1,103,438             29,657 $           376,582
Reinvestment of Distributions                                    1,171              15,920                656               8,217
                                                          ------------ -------------------       ------------ -------------------
                                                                85,348           1,119,358             30,313             384,799
Shares Repurchased                                              (3,799)             (49,411)             (303)              (3,718)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                         81,549 $         1,069,947             30,010 $           381,081
                                                          ============ ===================       ============ ===================

                                                                     Year ended                             Year ended
                                                                 December 31, 1999                      December 31, 1998
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------
GROWTH FUND
CLASS A
Shares Sold                                                     28,121 $        282,969                     - $              -
Reinvestment of Distributions                                        -                -                     -                -
                                                          ------------ ----------------          ------------ ----------------
                                                                28,121          282,969                     -                -
Shares Repurchased                                                 (34)             (341)                   -                -
                                                          ------------ ----------------          ------------ ----------------
Net Increase (decrease)                                         28,087 $        282,628                     - $              -
                                                          ============ ================          ============ ================
CLASS C
Shares Sold                                                     24,058 $        243,204                     - $              -
Reinvestment of Distributions                                        -                -                     -                -
                                                          ------------ ----------------          ------------ ----------------
                                                                24,058          243,204                     -                -
Shares Repurchased                                                (115)           (1,200)                   -                -
                                                          ------------ ----------------          ------------ ----------------
Net Increase (decrease)                                         23,943 $        242,004                     - $              -
                                                          ============ ================          ============ ================

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                     Year ended                             Year ended
                                                                 December 31, 1999                      December 31, 1998
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------
SMALL CAP FUND
CLASS A
Shares Sold                                                    113,526 $         1,448,076            114,853 $         1,925,336
Reinvestment of Distributions                                      341               4,026             12,485             176,162
                                                          ------------ -------------------       ------------ -------------------
                                                               113,867           1,452,102            127,338           2,101,498
Shares Repurchased                                            (186,970)          (2,341,370)         (107,128)          (1,711,220)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                        (73,103) $          (889,268)           20,210 $           390,278
                                                          ============ ===================       ============ ===================
CLASS C
Shares Sold                                                     27,145 $           339,536             19,103 $           309,988
Reinvestment of Distributions                                       27                 316                417               5,886
                                                          ------------ -------------------       ------------ -------------------
                                                                27,172             339,852             19,520             315,874
Shares Repurchased                                              (5,499)             (70,483)           (2,722)             (49,216)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                         21,673 $           269,369             16,798 $           266,658
                                                          ============ ===================       ============ ===================

                           PACIFIC ADVISORS FUND INC.
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              GOVERNMENT SECURITIES FUND
                                                             -------------------------------------------------------------
                                                                                        Class A
                                                             -------------------------------------------------------------
                                                                            For the year ended December 31,
                                                             -------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                             -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                    $  10.59     $   9.87     $   9.30     $  10.16     $   8.82
                                                             --------     --------     --------     --------     --------
     Income from investing operations
          Net investment income                                  0.30         0.34         0.35         0.33         0.31
          Net realized and unrealized gains (losses) on
               securities                                       (0.84)        1.38         0.71        (0.65)        1.53
                                                             --------     --------     --------     --------     --------
     Total from investment operations                           (0.54)        1.72         1.06        (0.32)        1.84
                                                             --------     --------     --------     --------     --------
     Less distributions
          From net investment income                            (0.29)       (0.33)       (0.35)       (0.32)       (0.31)
          From net capital gains                                (0.02)       (0.67)       (0.14)       (0.22)       (0.19)
                                                             --------     --------     --------     --------     --------
     Total distributions                                        (0.31)       (1.00)       (0.49)       (0.54)       (0.50)
                                                             --------     --------     --------     --------     --------
     Net asset value, end of period                          $   9.74     $  10.59     $   9.87     $   9.30     $  10.16
                                                             --------     --------     --------     --------     --------

TOTAL INVESTMENT RETURN (b)                                     (5.04)%      17.82%       11.72%       (3.15)%      20.32%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                         $  5,220     $  5,456     $  3,939     $  7,096     $  5,837
     Ratio of net investment income to average net assets
               With expense reductions                           2.99%        3.32%        3.36%        3.46%        3.75%
               Without expense reductions                        1.02%        1.04%        1.51%       (2.17)%      (2.60)%
     Ratio of expenses to average net assets
               With expense reductions                           1.60%        1.66%        1.65%        1.66%        1.65%
               Without expense reductions                        3.57%        3.94%        3.51%        2.95%        2.80%
     Fund portfolio turnover rate                              147.01%       41.98%       68.52%       50.49%       57.85%

                                                                              Class C
                                                             ------------------------------------------
                                                                    For the year       April 2, 1998(c)
                                                                           ended                     to
                                                               December 31, 1999      December 31, 1998
                                                             ------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                    $            10.50     $            10.24
                                                             ------------------     ------------------
     Income from investing operations
          Net investment income                                            0.27                   0.23
          Net realized and unrealized gains (losses) on
            securities                                                    (0.88)                  1.02
                                                             ------------------     ------------------
     Total from investment operations                                     (0.61)                  1.25
                                                             ------------------     ------------------
     Less distributions
          From net investment income                                      (0.24)                 (0.32)
          From net capital gains                                          (0.02)                 (0.67)
                                                             ------------------     ------------------
     Total distributions                                                  (0.26)                 (0.99)
                                                             ------------------     ------------------
     Net asset value, end of period                          $             9.63     $            10.50
                                                             ------------------     ------------------

TOTAL INVESTMENT RETURN (b)                                               (5.77)%                12.48%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                         $            1,923     $              795
     Ratio of net investment income to average net assets
               With expense reductions                                     2.18%                  2.05%(a)
               Without expense reductions                                  0.22%                  0.63%(a)
     Ratio of expenses to average net assets
               With expense reductions                                     2.38%                  1.06%(a)
               Without expense reductions                                  4.34%                  2.48%(a)

--------------------------------------------------------------------------------

(a)                     Not annualized
(b)                     The Fund's maximum sales charge is not included in the total return computation.
(c)                     Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                INCOME AND EQUITY FUND
                                                             -------------------------------------------------------------
                                                                                        Class A
                                                             -------------------------------------------------------------
                                                                            For the year ended December 31,
                                                             -------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                             -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                    $  10.74     $   9.98     $   9.42     $   9.67     $   8.98
                                                             --------     --------     --------     --------     --------
     Income from investing operations
          Net investment Income                                  0.43         0.37         0.33         0.35         0.31
          Net realized and unrealized gains (losses) on
               securities                                       (0.39)        0.83         0.56        (0.19)        0.72
                                                             --------     --------     --------     --------     --------
     Total from investment operations                            0.04         1.20         0.89         0.16         1.03
                                                             --------     --------     --------     --------     --------
     Less distributions
          From net investment income                            (0.37)       (0.34)       (0.33)       (0.35)       (0.31)
          From net capital gains                                (0.02)       (0.10)           -        (0.06)       (0.03)
                                                             --------     --------     --------     --------     --------
     Total distributions                                        (0.39)       (0.44)       (0.33)       (0.41)       (0.34)
                                                             --------     --------     --------     --------     --------
     Net asset value, end of period                          $  10.39     $  10.74     $   9.98     $   9.42     $   9.67
                                                             --------     --------     --------     --------     --------

TOTAL INVESTMENT RETURN (b)                                      0.19%       12.14%        9.60%        1.78%       11.98%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                         $  2,664     $  2,646     $  1,894     $  1,211     $  1,071
     Ratio of net investment income to average net assets
               With expense reductions                           4.08%        3.68%        3.56%        3.75%        4.06%
               Without expense reductions                        1.86%        0.83%       (0.96)%      (1.69)%      (2.32)%
     Ratio of expenses to average net assets
               With expense reductions                           1.85%        1.83%        1.85%        1.85%        1.86%
               Without expense reductions                        4.06%        4.67%        6.38%        7.29%        8.25%
     Fund portfolio turnover rate                               37.34%       16.72%       42.30%       28.23%       33.40%

                                                                              Class C
                                                             ------------------------------------------
                                                                    For the year       April 2, 1998(c)
                                                                           ended                     to
                                                               December 31, 1999      December 31, 1998
                                                             ------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                    $            10.62     $            10.39
                                                             ------------------     ------------------
     Income from investing operations
          Net investment Income                                            0.41                   0.22
          Net realized and unrealized gains (losses) on
            securities                                                    (0.43)                  0.43
                                                             ------------------     ------------------
     Total from investment operations                                     (0.02)                  0.65
                                                             ------------------     ------------------
     Less distributions
          From net investment income                                      (0.43)                 (0.32)
          From net capital gains                                          (0.02)                 (0.10)
                                                             ------------------     ------------------
     Total distributions                                                  (0.45)                 (0.42)
                                                             ------------------     ------------------
     Net asset value, end of period                          $            10.15     $            10.62
                                                             ------------------     ------------------

TOTAL INVESTMENT RETURN (b)                                               (0.02)%                 6.41%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                         $            1,850     $              702
     Ratio of net investment income to average net assets
               With expense reductions                                     3.45%                  2.16%(a)
               Without expense reductions                                  1.65%                  0.31%(a)
     Ratio of expenses to average net assets
               With expense reductions                                     2.51%                  1.43%(a)
               Without expense reductions                                  4.30%                  3.28%(a)

--------------------------------------------------------------------------------

(a)                     Not annualized
(b)                     The Fund's maximum sales charge is not included in the total return computation.
(c)                     Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                     BALANCED FUND
                                                             -------------------------------------------------------------
                                                                                        Class A
                                                             -------------------------------------------------------------
                                                                            For the year ended December 31,
                                                             -------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                             -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                    $  12.69     $  12.06     $  10.66     $   9.31     $   8.75
                                                             --------     --------     --------     --------     --------
     Income from investing operations
          Net investment income                                  0.12         0.03            -         0.09         0.18
          Net realized and unrealized gains (losses) on
               securities                                        1.47         0.90         1.62         1.39         0.57
                                                             --------     --------     --------     --------     --------
     Total from investment operations                            1.59         0.93         1.62         1.48         0.75
                                                             --------     --------     --------     --------     --------
     Less distributions
          From net investment income                            (0.12)           -        (0.01)       (0.09)       (0.18)
          From net capital gains                                (0.12)       (0.30)       (0.21)       (0.04)       (0.01)
                                                             --------     --------     --------     --------     --------
     Total distributions                                        (0.24)       (0.30)       (0.22)       (0.13)       (0.19)
                                                             --------     --------     --------     --------     --------
     Net asset value, end of period                          $  14.04     $  12.69     $  12.06     $  10.66     $   9.31
                                                             --------     --------     --------     --------     --------

TOTAL INVESTMENT RETURN (b)                                     12.61%        7.76%       15.24%       15.92%        8.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                         $  7,008     $  6,420     $  5,593     $  3,187     $  2,219
     Ratio of net investment income to average net assets
               With expense reductions                           0.91%        0.22%       (0.03)%       1.12%        2.46%
               Without expense reductions                        0.51%       (0.18)%      (0.50)%      (0.76)%      (0.62)%
     Ratio of expenses to average net assets
               With expense reductions                           3.22%        3.48%        3.28%        2.48%        2.24%
               Without expense reductions                        3.62%        3.88%        3.75%        4.36%        5.31%
     Fund portfolio turnover rate                               52.47%       53.97%       64.13%       65.94%       41.23%

                                                                              Class C
                                                             ------------------------------------------
                                                                    For the year       April 2, 1998(c)
                                                                           ended                     to
                                                               December 31, 1999      December 31, 1998
                                                             ------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                    $            12.61     $            13.09
                                                             ------------------     ------------------
INCOME FROM INVESTING OPERATIONS
          Net investment income                                            0.03                  (0.04)
          Net realized and unrealized gains (losses) on
            securities                                                     1.42                  (0.13)
                                                             ------------------     ------------------
     Total from investment operations                                      1.45                  (0.17)
                                                             ------------------     ------------------
     Less distributions
          From net investment income                                      (0.03)                 (0.01)
          From net capital gains                                          (0.12)                 (0.30)
                                                             ------------------     ------------------
     Total distributions                                                  (0.15)                 (0.31)
                                                             ------------------     ------------------
     Net asset value, end of period                          $            13.91     $            12.61
                                                             ------------------     ------------------

TOTAL INVESTMENT RETURN (b)                                               11.57%                 (1.28)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                         $            1,552     $              378
     Ratio of net investment income to average net assets
               With expense reductions                                     0.01%                 (0.64)%(a)
               Without expense reductions                                 (0.39)%                (0.91)%(a)
     Ratio of expenses to average net assets
               With expense reductions                                     4.07%                  3.12%(a)
               Without expense reductions                                  4.47%                  3.39%(a)

--------------------------------------------------------------------------------

(a)                     Not annualized
(b)                     The Fund's maximum sales charge is not included in the total return computation.
(c)                     Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                   GROWTH FUND
                                                                -----------------
                                                                     Class A
                                                                -----------------
                                                                   May 3, 1999(c)
                                                                               to
                                                                December 31, 1999
                                                                -----------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                       $          10.00
                                                                ----------------
     Income from investing operations
          Net investment income                                            (0.02)
          Net realized and unrealized gains (losses) on
          securities                                                        1.69
                                                                ----------------
     Total from investment operations                                       1.67
                                                                ----------------
     Less distributions
          From net investment income                                           -
          From net capital gains                                               -
                                                                ----------------
     Total distributions                                                       -
                                                                ----------------
     Net asset value, end of period                             $          11.67
                                                                ----------------

TOTAL INVESTMENT RETURN (b)                                                16.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                            $            328
     Ratio of net investment income to average net assets
               With expense reductions                                     (0.27)%(a)
               Without expense reductions                                  (8.40)%(a)
     Ratio of expenses to average net assets
               With expense reductions                                      1.63%(a)
               Without expense reductions                                   9.75%(a)
     Fund portfolio turnover rate                                           0.00%

                                                                      Class C
                                                                -------------------
                                                                     May 3, 1999(c)
                                                                                 to
                                                                  December 31, 1999
                                                                -------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                       $            10.00
                                                                ------------------
     Income from investing operations
          Net investment income                                              (0.04)
          Net realized and unrealized gains (losses) on
          securities                                                          1.65
                                                                ------------------
     Total from investment operations                                         1.61
                                                                ------------------
     Less distributions
          From net investment income                                             -
          From net capital gains                                                 -
                                                                ------------------
     Total distributions                                                         -
                                                                ------------------
     Net asset value, end of period                             $            11.61
                                                                ------------------

TOTAL INVESTMENT RETURN (b)                                                  16.10%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                            $              278
     Ratio of net investment income to average net assets
               With expense reductions                                       (0.61)%(a)
               Without expense reductions                                    (8.74)%(a)
     Ratio of expenses to average net assets
               With expense reductions                                        2.16%(a)
               Without expense reductions                                    10.28%(a)

--------------------------------------------------------------------------------

(a)                     Not annualized
(b)                     The Fund's maximum sales charge is not included in the total return computation.
(c)                     Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                    SMALL CAP FUND
                                                             -------------------------------------------------------------
                                                                                        Class A
                                                             -------------------------------------------------------------
                                                                            For the year ended December 31,
                                                             -------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                             -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                    $  14.23     $  17.51     $  16.47     $  11.82     $  10.35
                                                             --------     --------     --------     --------     --------
     Income from investing operations
          Net investment expense                                (0.61)       (0.58)       (0.38)       (0.21)       (0.08)
          Net realized and unrealized gains (losses) on
               securities                                       (1.63)       (2.34)        1.52         5.35         1.89
                                                             --------     --------     --------     --------     --------
     Total from investment operations                           (2.24)       (2.92)        1.14         5.14         1.81
                                                             --------     --------     --------     --------     --------
     Less distributions
          From net investment income                                -            -            -            -            -
          From net capital gains                                (0.01)       (0.36)       (0.10)       (0.49)       (0.34)
                                                             --------     --------     --------     --------     --------
     Total distributions                                        (0.01)       (0.36)       (0.10)       (0.49)       (0.34)
                                                             --------     --------     --------     --------     --------
     Net asset value, end of period                          $  11.98     $  14.23     $  17.51     $  16.47     $  11.82
                                                             --------     --------     --------     --------     --------

TOTAL INVESTMENT RETURN (b)                                    (15.75)%     (16.66)%       6.95%       43.70%       17.27%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                         $  6,976     $  9,331     $ 11,125     $  8,549     $  4,279
     Ratio of net investment income to average net assets
               With expense reductions                          (3.36)%      (3.71)%      (2.82)%      (2.06)%      (0.71)%
               Without expense reductions                       (3.36)%      (3.71)%      (2.99)%      (2.39)%      (1.88)%
     Ratio of expenses to average net assets
               With expense reductions                           3.92%        4.02%        3.18%        2.91%        2.49%
               Without expense reductions                        3.92%        4.02%        3.35%        3.24%        3.64%
     Fund portfolio turnover rate                               68.18%       49.63%       30.72%       51.83%       44.95%

                                                                              Class C
                                                             ------------------------------------------
                                                                    For the year       April 2, 1998(c)
                                                                           ended                     to
                                                               December 31, 1999      December 31, 1998
                                                             ------------------------------------------
PER SHARE OPERATING PERFORMANCE
    NET ASSET VALUE, BEGINNING OF PERIOD                     $            14.24     $            19.70
                                                             ------------------     ------------------
     Income from investing operations
          Net investment expense                                          (0.18)                 (0.29)
          Net realized and unrealized gains (losses) on
            securities                                                    (2.12)                 (4.81)
                                                             ------------------     ------------------
     Total from investment operations                                     (2.30)                 (5.10)
                                                             ------------------     ------------------
     Less distributions
          From net investment income                                          -                      -
          From net capital gains                                          (0.01)                 (0.36)
                                                             ------------------     ------------------
     Total distributions                                                  (0.01)                 (0.36)
                                                             ------------------     ------------------
     Net asset value, end of period                          $            11.93     $            14.24
                                                             ------------------     ------------------

TOTAL INVESTMENT RETURN (b)                                              (16.16)%               (25.88)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                         $              459     $              239
     Ratio of net investment income to average net assets
               With expense reductions                                    (3.78)%                (3.68)%(a)
               Without expense reductions                                 (3.78)%                (3.68)%(a)
     Ratio of expenses to average net assets
               With expense reductions                                     4.38%                  3.85%(a)
               Without expense reductions                                  4.38%                  3.85%(a)

--------------------------------------------------------------------------------

(a)                     Not annualized
(b)                     The Fund's maximum sales charge is not included in the total return computation.
(c)                     Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                PACIFIC ADVISORS
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Board of Directors and Shareholders
Pacific Advisors Fund Inc.

    We have audited the statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund and Small Cap Fund) (the "Fund"), as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Pacific Advisors Fund Inc. as of December 31, 1999, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Los Angeles, California

January 28, 2000

                                      PACIFIC ADVISORS FUND INC.
                                                       notes

PACIFIC ADVISORS FUND INC.
                 notes

PACIFIC ADVISORS
          Fund Inc

                                   [GRAPHIC]

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    L. MICHAEL HALLER III
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER
    HAMILTON & BACHE, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

GOVERNMENT SECURITIES FUND ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    450 NEWPORT CENTER DRIVE, SUITE 420
    NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                          PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
              [LOGO]      206 NORTH JACKSON STREET, SUITE 301                                BULK RATE
                          GLENDALE, CALIFORNIA 91206                                       U. S. POSTAGE
                                                                                               PAID
                                                                                           GLENDALE, CA
                                                                                          PERMIT NO. 1090

                                                                       pg101.898